Investor Presentation November 2023

Important Information Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the 1995 Private Securities Litigation Reform Act. These forward-looking statements include those related to the outlook for the quarter ending January 27, 2024, including, but not limited to, those statements found under the “Outlook” section of this presentation. Forward-looking statements are based on management’s expectations, estimates and projections, are made solely as of the date these statements are made, and are subject to both known and unknown risks and uncertainties that may cause the actual results and occurrences discussed in these forward-looking statements to differ materially from those referenced or implied in the forward-looking statements contained in this presentation. The most significant of these known risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include future economic conditions and trends including the potential impacts of an inflationary economic environment, changes to customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the impact to the Company’s backlog from project cancellations or postponements, the impacts of pandemics and public health emergencies, the impact of varying climate and weather conditions, the anticipated outcome of other contingent events, including litigation or regulatory actions involving the Company, the adequacy of our liquidity, the availability of financing to address our financial needs, the Company’s ability to generate sufficient cash to service its indebtedness, the impact of restrictions imposed by the Company’s credit agreement, and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update its forward-looking statements. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non- GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided in the Company’s Form 8-K filed with the SEC on November 22, 2023 and on the Company’s Investor Center website at https://dycomind.com/investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. 2

Dycom Overview • Leading provider of specialty contracting services to the telecommunications infrastructure and utility industries throughout the United States • Intensely focused on the telecommunications market providing our customers with critical network infrastructure that is fundamental to economic progress • Durable customer relationships with well established, leading telecommunication providers that span decades • Anchored by Master Service Agreements (MSAs) and other long- term contracts • Solid financial profile that positions us well to benefit from future growth opportunities 3

Financial Highlights as of Q3 2024 4 8.9% 11.9% $326 $494 Q3-23 TTM Q3-24 TTM Millions $3,652 $4,141 Q3-23 TTM Q3-24 TTM Millions $3.92 $7.40 Q3-23 TTM Q3-24 TTM Contract Revenues Diluted EPSAdjusted EBITDA +13.4% +51.4% +89.0% 11.9% 8.9% Adjusted EBITDA % of Contract Revenues • On a trailing 12-month basis (“TTM”) as of Q3 2024: • Contract revenues of $4.141 billion • Non-GAAP Adjusted EBITDA of $494.2 million, or 11.9% of contract revenues • Diluted Earnings Per Common Share of $7.40 • Total Backlog of $6.613 billion as of Q3 2024 • Ample liquidity of $464.1 million as of Q3 2024 • Sound credit metrics and no near-term debt maturities

Strong Secular Trend 5 Data usage and download/upload speeds continue to increase as consumer behavior moves to streaming, video conferencing, and connected devices Just in the last four years, we have 13 times more attached devices to Wi-Fi than we did in 2018, five years. And we've got 1 billion devices attached in our homes. What's that look like in five years? It's constant or exponentially more. That's a good bet that Wi-Fi will power so much. If you look at our broadband usage, it's almost doubled in the last couple of years with COVID, the average non-video non-linear video customer uses 700 gigabits a month of data. - Brian Roberts, CEO Comcast, September 2023 Provisioned Speed Tiers of Broadband Subscribers Weighted Average Data Consumed per Month Source: OpenVault Broadband Industry Reports • The gigabit subscriber tier in 3Q23 reached 32% of all subscribers, more than double the 15% from a year ago • The monthly weighted average data consumed by subscribers in 3Q23 was 550.2 GB, up 11% from 3Q22 ” “ 495.5 550.2 0 100 200 300 400 500 600 G ig a b yt e s 3Q22 3Q23 15% 32% 85% 68% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3Q 22 3Q 23 1+ Gbps < 1 Gbps

Industry Update The effort to deploy high-capacity fiber networks continues to meaningfully broaden the set of opportunities for our industry • Major industry participants are constructing or upgrading significant wireline networks across broad sections of the country • High-capacity fiber networks are increasingly viewed as the most cost-effective technology, enabling multiple revenue streams from a single investment • Fiber network deployment opportunities are increasing in rural America; federal and state support programs for the construction of communications networks in unserved and underserved areas across the country are unprecedented and meaningfully increase the rural market that we expect will ultimately be addressed Macroeconomic conditions, including those impacting the cost of capital, may influence the execution of some industry plans We expect demand may fluctuate less amongst customers as increases in the cost of capital slow. For several customers, the pace of deployments is increasing into next year, including for those whose capital expenditures were more heavily weighted toward the first half of calendar 2023. For these customers, we are pleased that some activity may already be increasing. We are encouraged by recent longer-term industry financings that have expanded the pool of capital available to fund future industry growth Our scale and financial strength position us well to take advantage of these opportunities to deliver valuable services to our customers, including integrated planning, engineering and design, procurement and construction and maintenance services 6

Intensely Focused on Telecommunications Market Dycom’s extensive market presence and complete lifecycle services offering have allowed the Company to be at the forefront of evolving industry opportunities • Telephone companies are deploying FTTH to enable gigabit high speed connections and rural electric utilities are doing the same • Dramatically increased speeds for consumers are being provisioned and consumer data usage is growing, particularly upstream • Wireless construction activity in support of newly available spectrum bands continues this year • Federal and state support for rural deployments of communications networks is dramatically increasing in scale and duration • Cable operators are increasing fiber deployments in rural America; capacity expansion projects are underway • Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance and operations business 7 PROGRAM MANAGEMENT PLANNING ENGINEERING & DESIGN PROCUREMENT & CONSTRUCTION FULFILLMENT MAINTENANCE Fiscal 2023 Revenue by Customer Type Telecommunications 89.7% Underground Locating 7.2% Electric/Gas Utilities & Other 3.1% Our Complete Lifecycle Service Offerings

0 50 100 150 200 250 Passings as of 2022 Current Commitments Total Addressable U .S . H o m e s w it h F ib e r P a ss in g s (a ) (i n M il li o n s) Fiber to the Home • Eventual fiber passings estimated to be approximately 230 million • Certain markets expected to have 2 or more service providers • Federal investment adds approximately 20 to 30 million rural fiber passings previously not in reach • Approximately 10 million rural passings likely to be served by a non-wired approach 8 Massive fiber investment continues Telco Commitments 240 Rural Subsidized (30) 100 (a) Represents actual passings as of 2022 plus the aggregate target fiber passings stated by telco providers in company documents (b) Total addressable fiber passings are based on an estimate of 140 million total U.S. households (FBA 2023) and assumes that certain non-rural markets will be passed by two separate providers 58 Cable Aspirations (100) Telco Plans (100) Non-wired (10) As our RDOF build has progressed, we have identified roughly 300,000 adjacent passings along the way that are not in the census block groups we want, but we will add to our network as we complete the RDOF build. Because of these adjacent passings, we now expect that our RDOF initiative will yield a total of 1.3 million passings to be constructed over a multi-year period. “ ” - Jessica Fischer, CFO Charter Communications – October 2023 (a) (b)

5G Deployment 9 Over $80 billion in 5G Spectrum Investments • Wireless carriers are increasing 4G capacity and augmenting 4G with new 5G technologies creating growth opportunities in the near to intermediate term • Emerging wireless technologies driving significant wireline deployments • Wireline deployments are the foundational element of what is expected to be a decades long deployment of fully converged wireless/wireline networks that will enable high bandwidth, low latency 5G applications Wireless construction activity in support of newly available spectrum continues this year So, we continue to build out the network… Obviously, we talked about the POPs covered, which our goal was around 250 million and we're well ahead of schedule there as well. We'll see where we end up ultimately. But the goal is to have the vast majority of the network covered with C-Band. - Anthony Skiadas, CFO Verizon, November 2023 Source: J.P. Morgan Research ” “

Local Credibility, National Capability Nationwide footprint with 15,401 employees as of October 28, 2023 10 Operating Subsidiaries

Durable Customer Relationships 11 Increasing customer breadth and opportunity

Anchored by Long-Term Agreements 12 FY 2023 Revenue by Contract Type • Dycom is party to hundreds of MSA’s and other agreements with customers that extend for periods of one or more years • Generally multiple agreements maintained with each customer • Master Service Agreements (MSA’s) are multi-year, multi-million dollar arrangements covering thousands of individual work orders generally with exclusive requirements; majority of contracts are based on units of delivery • Backlog of $6.613 billion as of Q3 2024 Backlog1

10+ Years of Robust Cash Flow Generation 13 Prudent approach to capital allocation: • $617 million invested in share repurchases • $582 million invested in business acquisitions • $1,287 million in CapEx, net of disposals Robust cash flow generation and prudent capital allocation provide strong foundation for returns Fiscal 2013 – Fiscal 2023 Strong operating cash flows of $2.049 billion over 10+ years

Capital Allocated to Maximize Returns Invest in Organic Growth • Focus on organic growth opportunities through strategic capital investments in the business Pursue Complementary Acquisitions • Selectively acquire businesses that further strengthen our customer relationships, geographic scope, and technical service offerings • Acquired Bigham Cable Construction, Inc. in August 2023; the acquisition strengthens our customer base and geographic scope and expands our ability to further address growth opportunities in rural broadband deployments. Shares Repurchases • Repurchased 27.2 million shares for approximately $935 million from fiscal 2002 through fiscal 2024 • As of October 28, 2023, $150 million authorization available for share repurchases through February 2025 14 Dycom is committed to maximizing long term returns through prudent capital allocation

Committed to Sustainability 15 People Safety Environment Employees are our most important resource and are at the heart of everything we do. We strive every day to create the right environment for them to grow their skills, work collaboratively, and deliver our services at the highest quality to our customers. We strive to ensure the highest level of protection for our employees, customers, and the community in which we operate by fostering an instinctually safe culture. Working together, we strive to continually reduce our environmental impact by embracing advancements in sustainable technologies optimized by core business practices and a highly skilled workforce. We believe that addressing sustainability risks and opportunities through our corporate strategy and operations allows us to best serve our stakeholders

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Annual Trends 17

Quarterly Trends 18

Debt and Liquidity Overview Debt maturity profile and liquidity provide financial flexibility 19 • Ample liquidity of $464.1 million at Q3 2024 • Capital allocation prioritizes organic growth, followed by M&A and opportunistic share repurchases, within the context of the Company’s historical range of net leverage Debt Summary Q2 2024 Q3 2024 $ Millions 4.50% Senior Notes, mature April 2029 $ 500.0 $ 500.0 Senior Credit Facility, matures April 2026:4 Term Loan Facility 323.8 319.4 Revolving Facility - 154.0 Total Notional Amount of Debt $ 823.8 $ 973.4 Less: Cash and Equivalents 83.4 15.7 Notional Net Debt 740.4 957.7 Liquidity5 $ 685.9 $ 464.1

Cash Flow Overview 20 Operating Cash Flow • Operating cash flow used to support organic growth during fiscal 2024 • Days Sales Outstanding (“DSO”)6 were 121 days, an increase of 10 days sequentially • Gross capital expenditures were $67.2 million and disposal proceeds were $10.2 million for Q3 2024 • Acquired Bigham Cable Construction in August 2023 for $122.9 million, net of cash and debt amounts Cash Flow Summary Q3 2023 Q3 2024 $ Millions Operating cash flow $ (4.5) $ (37.3) Capital expenditures, net of disposals $ (49.2) $ (57.0) Acquisition payment, net of cash acquired $ - $ (122.9) Borrowings (Payments) on Senior Credit Facility $ (4.4) $ 149.6 Other financing and investing activities, net $ 3.1 $ (0.1)

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22 This slide was used on November 21, 2023 in connection with the Company’s conference call for its fiscal 2024 third quarter results. This information is provided for your reference only and should not be interpreted as a reiteration of these projections by the Company at any time after the date originally provided. Reference is made to slide 2 titled “Important Information” with respect to these slides. The information and statements contained in this slide that are forward-looking are based on information that was available at the time the slide was initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on November 21, 2023.

Notes 1. The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12-month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, GAAP results. Participants in the Company’s industry often disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 2. Organic growth (decline) % from businesses that are included for the entire period in both the current and comparable prior period, adjusted for contract revenues from storm restoration services, and for the additional week of operations during the fourth quarter as a result of the Company’s 52/53 week fiscal year, when applicable. 3. In fiscal 2019, fiscal 2020, fiscal 2021 and fiscal 2022, the Company excluded certain tax impacts from the vesting and exercise of share-based awards when calculating Non-GAAP Adjusted Net Income (Loss). For comparability to other companies in the industry, the Company no longer excludes these tax impacts from its Non-GAAP measures beginning with the results for the first quarter of fiscal 2023. 4. As of both Q2 2024 and Q3 2024, the Company had $47.5 million of standby letters of credit outstanding under the Senior Credit Facility. 5. Liquidity represents the sum of availability from the Company’s Senior Credit Facility, considering net funded debt balances, and available cash and equivalents. For calculation of availability under the Senior Credit Facility, applicable cash and equivalents are netted against the funded debt amount. 6. DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers. 23